                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ---------------------

                                    FORM 8-K
                                 Current Report


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                          Date of Report: May 15, 2000
                                          ------------

                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)


            Virginia                    0-25762                54-1719855
-------------------------------       ------------         -------------------
(State or other jurisdiction of       (Commission             (IRS Employer
        incorporation)                File Number)         Identification No.)


11013 West Broad Street Road, Glen Allen, Virginia                23060
--------------------------------------------------              ----------
   (Address of principal executive offices)                     (Zip Code)

              (Registrant's telephone number, including area code):
                                 (804) 967-1000

         (Former name or former address, if changed since last report):
                                 Not Applicable

ITEM 5.         OTHER EVENTS

                The April 2000 monthly Certificateholder's Statements to investors were distributed May 15, 2000.


ITEM 7 (c).     EXHIBITS

                The following are filed as exhibits to this Report under Exhibit 20:

                1.  April Performance Summary

                2. Series 1995-1 Class A and Class B Certificateholder's Statements for the month of April 2000.

                3. Series 1995-3 Class A and Class B Certificateholder's Statements for the month of April 2000.

                4. Series 1996-1 Class A and Class B Certificateholder's Statements for the month of April 2000.

                5. Series 1996-2 Class A and Class B Certificateholder's Statements for the month of April 2000.

                6. Series 1996-3 Class A and Class B Certificateholder's Statements for the month of April 2000.

                7. Series 1997-1 Class A and Class B Certificateholder's Statements for the month of April 2000.

                8. Series 1997-2 Class A and Class B Certificateholder's Statements for the month of April 2000.

                9. Series 1998-1 Class A and Class B Certificateholder's Statements for the month of April 2000.

                10. Series 1998-3 Class A and Class B Certificateholder's
                    Statements for the month of April 2000.

                11. Series 1998-4 Class A and Class B Certificateholder's
                    Statements for the month of April 2000.

                12. Series 1999-1 Class A and Class B Certificateholder's
                    Statements for the month of April 2000

                13. Series 1999-2 Class A and Class B Certificateholder's
                    Statements for the month of April 2000

                14. Series 1999-3 Class A and Class B Certificateholder's
                    Statements for the month of April 2000

                15. Series 2000-1 Class A and Class B Certificateholder's
                    Statements for the month of April 2000

                16. Trust Excess Spread Analysis





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


                                   SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned there-unto duly authorized.

                                        CAPITAL ONE MASTER TRUST

                                        By:  CAPITAL ONE BANK
                                             Servicer


                                        By:  /s/ David Willey
                                             ----------------------------------
                                             David M. Willey
                                             Senior Vice President of Corporate
                                             Financial Management
Date:  May 15, 2000

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                              -------------------


                                    EXHIBITS

                                       TO

                                    FORM 8-K



                            CAPITAL ONE MASTER TRUST
                                CAPITAL ONE BANK
             (Exact name of registrant as specified in its charter)

                                INDEX TO EXHIBITS

                                                                                              SEQUENTIALLY
EXHIBIT                                                                                       NUMBERED
NUMBER                      EXHIBITS                                                          PAGE
------                      --------                                                          ------------
    1                       April Performance Summary                                                    07

    2                       Series 1995-1 Class A and Class B Certificate-
                            holder's Statements for the month of April 2000                              09

    3                       Series 1995-3 Class A and Class B Certificate-
                            holder's Statements for the month of April 2000                              11

    4                       Series 1996-1 Class A and Class B Certificate-
                            holder's Statements for the month of April 2000                              13

    5                       Series 1996-2 Class A and Class B Certificate-
                            holder's Statements for the month of April 2000                              15

    6                       Series 1996-3 Class A and Class B Certificate-
                            holder's Statements for the month of April 2000                              17

    7                       Series 1997-1 Class A and Class B Certificate-
                            holder's Statements for the month of April 2000                              19

    8                       Series 1997-2 Class A and Class B Certificate-
                            holder's Statements for the month of April 2000                              21

    9                       Series 1998-1 Class A and Class B Certificate-
                            holder's Statements for the month of April 2000                              24

    10                      Series 1998-3 Class A and Class B Certificate-
                            holder's Statements for the month of April 2000                              27

    11                      Series 1998-4 Class A and Class B Certificate-
                            holder's Statements for the month of April 2000                              30

    12                      Series 1999-1 Class A and Class B Certificate-
                            holder's Statements for the month of April 2000                              32

    13                      Series 1999-2 Class A and Class B Certificate-
                            holder's Statements for the month of April 2000                              34

    14                      Series 1999-3 Class A and Class B Certificate-

                            holder's Statements for the month of April 2000                              36

    15                      Series 2000-1 Class A and Class B Certificate-
                            holder's Statements for the month of April 2000                              38

    16                      Trust Excess Spread Analysis                                                 40